SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 21, 2006

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Dell Ave., Campbell, CA 95008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

                On February 21, 2006, the Company issued a press release regarding, among other things, its preliminary results of operations for the fourth quarter 2005 and year end 2005, first provided in a press release on January 30, 2006. The second paragraph of the press release attached hereto as Exhibit 99.1 is being filed pursuant to this Item 2.02 pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01  Regulation FD Disclosure

                On February 21, 2006, the Company issued a press release announcing, among other things, 2006 financial guidance.  The third paragraph of the press release attached hereto as Exhibit 99.1 is being furnished under Item 7.01 of this Form 8-K and is not deemed filed for purposes of Section 18 of the Exchange Act..

Item 9.01  Financial Statements and Exhibits

                (d)           Exhibits

99.1            Press release dated February 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date:  February 21, 2006                                                                  By:              /s/ Gary Williams

                                                                                                            Name:         Gary Williams

                                                                                                            Title:           EVP of Finance and CFO

Exhibit 99.1